                                                                    EXHIBIT 10.1



                                 FIRST AMENDMENT
                             TO THE CREDIT AGREEMENT
                             -----------------------

            FIRST AMENDMENT, dated as of May 14, 2002 (this "AMENDMENT"), to the Credit Agreement, dated as of February 19, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among Davel Financing Company, L.L.C., a Delaware limited liability company (the "Davel Borrower"), PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), Cherokee Communications, Inc., a Texas corporation ("Cherokee", and together with PhoneTel, collectively the "PhoneTel Borrowers" and individually a "PhoneTel Borrower"), Davel Communications, Inc., a Delaware corporation (the "Davel Parent"), each of the Domestic Subsidiaries (as defined herein) of any Borrower or the Davel Parent, Madeleine L.L.C., a Delaware limited liability company ("Madeleine") and ARK CLO 2000-1, Limited, a Cayman Islands entity ("ARK" and together with Madeleine and each of their respective successors and permitted assigns, the "Lenders").


                                    PREAMBLE
                                    --------

            The Borrowers and Guarantors have requested an amendment to the Minimum EBITDA and the Minimum Adjusted EBITDA covenants set forth in Section 6.01(b) of the Credit Agreement. Accordingly, the parties hereto hereby agree as follows:

      1. INCORPORATED DEFINITIONS. Any capitalized term used herein which is defined in the Credit Agreement and not otherwise defined herein shall have the meaning assigned to it in the Credit Agreement.

      2. AMENDMENTS. (a) Section 6.01(b)(ii) of the Credit Agreement is hereby amended by (i) deleting the Minimum EBITDA amounts for the months of January 2002 through June 2002 and (ii) inserting the following Minimum EBITDA amounts for the appropriate months as indicated below:

          PERIOD ENDING                               EBITDA
          -------------                               ------

          January, 2002                           $   (1,199,964)
          February, 2002                              (1,702,410)
          March, 2002                                 (2,845,458)
          April, 2002                                 (1,638,191)
          May, 2002                                   (1,297,609)
          June, 2002                                    (983,789)


      (b) Section 6.01(b)(iii) of the Credit Agreement is hereby amended by (i) deleting the Minimum Adjusted EBITDA amounts for the months of January 2002 through June 2002 and (ii) inserting the following Minimum Adjusted EBITDA amounts for the appropriate months as indicated below:

          PERIOD ENDING                               EBITDA
          -------------                               ------

          January, 2002                           $   (1,199,964)
          February, 2002                              (1,702,410)
          March, 2002                                 (2,845,458)
          April, 2002                                 (2,488,191)
          May, 2002                                   (2,147,609)
          June, 2002                                  (2,683,789)


      3. CONDITIONS. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent; PROVIDED HOWEVER, that the first date upon which all such conditions have been satisfied shall be retroactively applied as of February 19, 2002 (such date being herein called the "Amendment Effective Date").

            a) The representations and warranties contained in this Amendment and in Article V of the Credit Agreement and each other Loan Document shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

            b) No Default or Event of Default or, shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

            c) The Lenders shall have received counterparts of this Amendment which bear the signatures of the Borrowers and the Guarantors.

            d) All legal matters incident to this Amendment shall be satisfactory to the Lenders and their counsel.

      4. REPRESENTATIONS AND WARRANTIES. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

            (a) ORGANIZATION, GOOD STANDING, ETC. Each Credit Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Credit Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except in the case of clause (iii) where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

            (b) AUTHORIZATION, ETC. The execution, delivery and performance of this Amendment and each other Loan Document being executed in connection with this Amendment by each Credit Party that is a party thereto, and the performance of the Credit Agreement as



                                       2
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amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Credit Party's charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any material contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties.

            (c) GOVERNMENTAL APPROVALS. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by such Credit Party of this Amendment or any other Loan Document to which it is a party being executed in connection with this Amendment, or for the performance of the Credit Agreement, as amended hereby.

            (d) ENFORCEABILITY OF LOAN DOCUMENTS. Each of this Amendment, the Credit Agreement, as amended hereby, and each other Loan Document to which such Credit Party is a party is a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to the enforcement of creditor's rights and by general equitable principles.

            (e) REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT. The representations and warranties herein, in Article V of the Credit Agreement and in each other Loan Document, certificate or other writing delivered on or on behalf of any Credit Party to the Collateral Agent or any Lender pursuant to the Credit Agreement or any other Loan Document on or prior to the Amendment Effective Date are true and correct on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

      5. COSTS AND EXPENSES. The Credit Parties agree to pay upon demand all reasonable expenses, including reasonable attorneys' and legal assistants' fees, all recording fees and charges, or other fees or charges incurred by the Lenders in connection with the preparation, negotiation and execution of this Amendment and all documents related thereto and any document required to be furnished herewith.

      6. CONTINUED EFFECTIVENESS OF THE CREDIT AGREEMENT AND LOAN DOCUMENTS. Each Credit Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Loan Document to "the Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (c) confirms and agrees that to the extent that



                                       3
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any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant a security interest in or lien on, any collateral as security for the obligations of the Borrowers from time to time existing in respect of the Credit Agreement, such pledge, assignment or grant of the security interest or lien is hereby ratified and confirmed in all respects.

      7. MISCELLANEOUS.

            (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

            (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            (c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PREPARED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            (d) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.



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

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:                            DAVEL FINANCING COMPANY, L.L.C.,
---------                             a Delaware limited liability company


                                      By: DAVEL COMMUNICATIONS, INC.,
                                            its sole managing member

                                          By: /s/ Marc S. Bendesky
                                              Name: Marc S. Bendesky
                                              Title: Chief Financial Officer



                                      PHONETEL TECHNOLOGIES, INC.,
                                      an Ohio corporation

                                      By: /s/ Richard P. Kebert
                                          Name: Richard P. Kebert
                                          Title: Chief Financial Officer



                                      CHEROKEE COMMUNICATIONS, INC.,
                                      a Texas corporation

                                      By: /s/ Richard P. Kebert
                                          Name: Richard P. Kebert
                                          Title: Chief Financial Officer


DAVEL PARENT GUARANTOR:               DAVEL COMMUNICATIONS, INC.,
----------------------                a Delaware corporation

                                      By: /s/ Marc S. Bendesky
                                          Name: Marc S. Bendesky
                                          Title: Chief Financial Officer



SUBSIDIARY GUARANTORS:                DAVEL COMMUNICATIONS GROUP, INC.,
---------------------                 an Illinois corporation


                                      ADTEC COMMUNICATIONS, INC.,
                                      a Florida corporation


                                      CENTRAL PAYPHONE SERVICES, INC.,
                                      a Georgia corporation

                                      COMMUNICATIONS CENTRAL INC.,
                                      a Georgia corporation

                                      COMMUNICATIONS CENTRAL OF GEORGIA, INC., a Georgia corporation


                                      DAVEL COMMUNICATIONS GROUP, INC.,
                                      an Illinois corporation


                                      DAVEL MEDIA, INC.,
                                      a Delaware corporation


                                      DAVEL MEXICO, LTD.,
                                      an Illinois corporation


                                      DAVELTEL, INC.,
                                      An Illinois corporation


                                      DF MERGER CORP.,
                                      a Delaware corporation


                                      INTERSTATE COMMUNICATIONS, INC.,
                                      a Georgia corporation


                                      INVISION TELECOM, INC.,
                                      a Georgia corporation


                                      PEOPLES ACQUISITION CORPORATION,
                                      a Pennsylvania corporation


                                      PEOPLES COLLECTORS, INC.,
                                      a Delaware corporation


                                      PEOPLES TELEPHONE COMPANY, INC.,
                                      a New York corporation


                                      PEOPLES TELEPHONE COMPANY, INC.,
                                      a New Hampshire corporation


                                      PT MERGER CORP.,
                                      an Ohio corporation

                                      PTC CELLULAR, INC.,
                                      a Delaware corporation


                                      PTC SECURITY SYSTEMS, INC.,
                                      a Florida corporation

                                      SILVERADO COMMUNICATIONS CORP.,
                                      a Colorado corporation


                                      TELALEASING ENTERPRISES, INC.,
                                      an Illinois corporation


                                      T.R.C.A., INC.
                                      an Illinois corporation

                                      By: /s/ Marc S. Bendesky
                                          Name: Marc S. Bendesky
                                          Title: Treasurer


                                      By  ______________________________
                                          Name:
                                          Title:

LENDERS:                              MADELEINE L.L.C.
-------


                                       By: /s/ Kevin P. Genda
                                           Name: Kevin P. Genda
                                           Title: Vice President


                                       ARK CLO 2000-1, LIMITED

                                       BY: PATRIARCH PARTNERS, LLC
                                           ITS COLLATERAL MANAGER


                                           By: /s/ Lynn Tilton
                                               Name: Lynn Tilton
                                               Title: Authorized Signatory




                                       ARK INVESTMENT PARTNERS II, L.P.

                                       BY: PATRIARCH PARTNERS III, LLC
                                           ITS INVESTMENT ADVISOR

                                       By: /s/ Lynn Tilton

                                       Name: Lynn Tilton
                                       Title  Authorized Signatory